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                                                                   EXHIBIT 10.53


         THE OFFER AND SALE OF THE SECURITIES REFERRED TO IN THIS AGREEMENT (THE "OFFERING") HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND SUCH SHARES ARE BEING OFFERED AND SOLD IN RELIANCE ON THE EXEMPTION FROM THE SECURITIES REGISTRATION AND QUALIFICATION REQUIREMENTS OF THE ACT AND SUCH LAWS OFFERED BY REGULATION S (PROMULGATED UNDER THE ACT). ACCORDINGLY, THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION AND QUALIFICATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION UNDER THE ACT AND SUCH LAWS IS THEN AVAILABLE. THE OFFER AND SALE OF THE SECURITIES EFFECTED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING.


                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT
                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                    6% CONVERTIBLE PREFERRED STOCK - SERIES C
--------------------------------------------------------------------------------

THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT (hereinafter the
"Agreement") has been executed by the undersigned (collectively the "Buyer") in connection with the sale of certain Securities designated as 6% Convertible Preferred Stock - Series C (hereinafter the "Preferred Shares"), which are convertible into shares of common stock (hereinafter the "Common Shares") of Consolidated Capital of North America, Inc. (the "Seller").

1.       AGREEMENT TO SUBSCRIBE; PURCHASE PRICE

         A. Each Buyer hereby subscribes for the number of Preferred Shares set forth below on the signature page of this Agreement which Preferred Shares shall be convertible into Common Shares of the Seller in accordance with the terms set forth in the Articles of Amendment attached as Exhibit A to this Agreement (the "Conversion Shares"), at a purchase price of $10,000 per Preferred Share payable in United States Dollars.

         B. Buyer shall pay the purchase price by delivering same day funds in United States Dollars to the Seller upon delivery of the Preferred Shares by the Seller to Buyer.

         C. This Agreement has been executed in connection with an offering (the "Offering") by Seller of Preferred Shares convertible into Common Shares (together, the "Securities")


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pursuant to Regulation S ("Regulation S") as promulgated under the Securities
Act of 1933, as amended (the "Securities Act").

2.       BUYER'S REPRESENTATIONS

         Buyer represents and warrants to Seller as follows:

         A. Buyer is not a "U.S. Person" as defined by Rule 902 of Regulation S (See Exhibit B), was not organized under the laws of any U.S. jurisdiction, and was not formed for the purpose of investing in securities not registered under the Securities Act.

         B. Buyer is not a "distributor" as defined by Rule 902 of Regulation S (See Exhibit B).

         C. At the time the purchase order for this transaction was originated, the Buyer was physically outside of the United States and such purchase order was not the result of directed selling efforts by the Seller in the United States.

         D. No offer to purchase the Securities was made by the Buyer while in the United States.

         E. Buyer is purchasing the Securities for its own account for investment purposes and not with a view towards distribution.

         F. Buyer acknowledges and agrees that the offer and sale of the Securities by Seller has not been registered under the Securities Act and agree that all subsequent offers and sales of the Securities will be made (i) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, (ii) pursuant to registration of the Securities under the Securities Act, or (iii) pursuant to an exemption from such registration. Buyer understands the conditions of the exemption from registration afforded by Regulation S and
Section 4(l) of the Securities Act and acknowledges that there can be no assurance that it will be able to rely on either exemption. Furthermore, Buyer will not resell the Securities to U.S. Persons or within the United States until after the end of the forty (40) day period commencing on the Closing Date of the Offering (as defined below in Section 3) (the "Restricted Period") and thereafter only pursuant to registration of the Securities under the Securities Act or pursuant to an exemption from such registration.

         G. Buyer agrees that, at all times after the execution of this Agreement by Buyer and prior to the expiration of the Restricted Period, it will keep its purchase of the Preferred Shares confidential, except as required by law and except as necessary in the ordinary course of Buyer's business.

         H. Buyer understands that the Securities are being offered and sold to it in reliance on specific provisions of United States Federal and State securities laws and that Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the applicability of such provisions. Accordingly, Buyer agrees to notify Seller of any events which would cause the representations and warranties of Buyer to be untrue or breached at any time after the execution of this Agreement by Buyer and prior to the expiration of the Restricted Period.


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         I. This Agreement has been duly authorized, validly executed, and delivered on behalf of Buyer and is a valid and binding agreement enforceable in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

         J. All offering documents received by Buyer include statements to the effect that the Securities have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. Persons during the Restricted Period and thereafter only pursuant to registration of the Securities under the Securities Act or pursuant to an exemption from such registration.

         K. Buyer, in making the decision to purchase the Securities subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties. Notwithstanding, the Buyer has relied upon the accurateness and completeness of the companies public filings and reports filed with the Securities and Exchange Commission.

         L. Buyer has not taken any action that would cause Seller to be subject to any claim for commission or other fee or remuneration by any broker, finder, or other person and Buyer indemnifies Seller against any such claim caused by the actions of Buyer or any of its employees or agents.

         M. Buyer is an "Accredited Investor" as defined in Rule 502 of Regulation D.

         N. Buyer understands that the Seller makes no representation regarding the fulfillment on the future of any reporting requirements under the Exchange Act (as hereinafter defined), or the dissemination to the public of any current information concerning the Seller. Other than as described herein, Buyer understands and hereby acknowledges that except for the registration rights set forth in Section 5 of this Agreement, the Seller is under no obligation to register the Preferred Shares or the Conversion Shares under the Securities Act.

         O. Buyer acknowledges receipt and review of the Disclosure Documents (as herein delivered) and the exhibits to this Agreement, and hereby represents that Buyer has been furnished by the Seller during the course of this transaction with all information regarding the Seller which the Buyer has requested or desired to know; that all documents which could be reasonably provided have been made available for inspection and review, and that such information and documents have, in Buyer's opinion, afforded Buyer with all of the same information that would be provided in a registration statement filed under the Securities Act; that Buyer has been afforded the opportunity to ask questions of and receive answers form duly authorized officers or other representatives of the Seller concerning the terms and conditions of the Offering, and any additional information which Buyer has requested.

         P. Buyer acknowledges that it has directly or through Seller's agent, Stone Pine Investment Banking LLC, negotiated the terms of the Preferred Shares with the Seller.

         Q. Buyer agrees to hold the Seller and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation


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made by Buyer contained herein or any sale or distribution of the Securities by the Buyer in violation of applicable federal and state securities laws. This indemnification agreement shall survive the closing of this transaction.

         R. Seller did not attempt to, and did not induce Buyer to purchase the Securities.

3.       SELLER'S REPRESENTATIONS

         Seller represents and warrants to Buyer as follows:

         A. Seller is a "Domestic Issuer" and a "Reporting Issuer," as such terms are defined by Rule 902 of Regulation S. Seller has registered its common stock pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is in full compliance with all reporting requirements of either Section 13(a) or 15(d) of the Exchange Act. The Seller's common stock trades on the OTC Bulletin Board under the symbol CDNO. The Seller shall use to its best efforts to maintain the listing of the Common Stock on the OTC Bulletin Board or such other stock exchange listing the common stock. The Seller has not received any notice or other communication regarding the removal of the common stock from the OTC Bulletin Board.

         B. Seller has furnished Buyer with copies of Sellers most recent Annual Report, on Form 10-KSB filed with the Securities and Exchange Commission and all forms 10-QSB and 8-K filed thereafter (collectively, the "Disclosure Documents").

         C. Seller has not offered the Preferred Shares to any person in the United States, any identifiable group of U.S. citizens abroad, or to any U.S. Person.

         D. At the time the buy order was originated, Seller and/or its agents reasonably believed Buyer was outside the United States and was not a U.S. Person.

         E. Seller and/or its agents reasonably believe that the sale of the Preferred Shares has not been prearranged with a Buyer in the United States.

         F. Seller has not conducted any "directed selling efforts" with respect to the Preferred Shares nor has Seller conducted any general solicitation (as that term is used in Regulation D under the Securities Act) with respect to the Preferred Shares.

         G. The Securities when issued and delivered will be duly and validly authorized and issued, fully-paid and nonassessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of Seller with respect to the Securities.

         H. This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.



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         I. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the articles of incorporation or bylaws of Seller, or any indenture, mortgage, deed of trust, credit arrangement or other material agreement or instrument to which Seller is a part of by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over Seller or any of its properties or assets. All outstanding securities convertible into Common Shares of the Seller are set forth on
Schedule 3.I. hereto. There is no material litigation pending against the Seller or any of its properties nor to the knowledge of the Seller is there any litigation threatened against the Seller.

         J. Seller is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Preferred Shares as contemplated by this Agreement. Seller shall file all necessary documents with respect to the Preferred Shares with any applicable regulatory authority;

         K. Seller will issue one or more Certificates representing the Preferred Shares in the name of Buyer with the following restrictive legend set forth below (the "Restrictive Legend") in such denominations to be specified by
Buyer:

         "The Securities represented by this Certificate have not been registered under the United States Securities Act of 1933 (the "Act") and may not be sold, transferred, pledged or otherwise hypothecated unless (a) they are covered by a registration statement or a post-effective amendment thereto under the Act, (b) they are covered by an exemption available under Regulation S promulgated under the Act, or
         (c) in the opinion of counsel for Buyer, which opinion shall be reasonably acceptable to the Company, such sale, transfer, pledge or hypothecation is otherwise exempt from the provisions of Section 5 of the Act."

         L. Within two full business days of receipt by the Seller of a properly executed request for conversion accompanied by the Preferred Shares to be converted, Seller will deliver to its transfer agent its directive and authorization to execute the conversion and to issue to Buyer the common stock shares so authorized. The Seller acknowledges that a delay in issuance of its authorization and directive for the conversion could result in economic loss to the Buyer. Therefore, as compensation to the Buyer for such loss, in the event that the Seller fails to deliver said authorization and directive within two full business days, the Seller agrees to pay liquidated damages to the Buyer for late issuance of said authorization and directive in the amount of $500 per day for each day of delay after three days, up to a maximum of $10,000 per conversion request. Nothing herein shall create a liability to the Seller for actions or delays of the transfer agent once the authorization and directive have been delivered to it by the Seller. Any liquidated damages due Buyer will be paid within seven (7) days of issuance of the shares resulting from the conversion.

         M. Upon conversion of the Preferred Shares, Seller will issue one or more certificates representing the Common Shares in the name of the Buyer without restrictive legend, except as may otherwise be required by applicable law, rule or regulation, and in DTC eligible form, in such denominations to be specified by the Buyer prior to conversion provided Buyer represents


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to Seller that resale of the Common Shares will be made only in compliance with applicable securities laws. Seller further warrants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Restricted Period, have been given to the transfer agent and also warrants that the Common Shares shall otherwise be freely transferable on the books and records of Seller subject to compliance with Federal and State securities laws. Seller will notify the transfer agent of the Closing Date or Closing Dates of the Offering and of the date of expiration of the Restricted Period or Periods. Nothing in this section shall affect in any way Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Common Shares.

         N. Seller has not taken and will take no action that will affect in any way the running of the Restricted Period or the ability of Buyer to freely resell the Common Shares in accordance with applicable securities laws and this Agreement.

         O. Seller will comply with all applicable securities laws with respect to the sale of the Securities, including but not limited to the filing of all reports required to be filed in connection therewith the Securities and Exchange Commission or any stock exchange or any other regulatory authority.

         P. Seller, nor agents of the Seller, have purchased any shares of Common Stock of the Seller in the open market during the 30 days immediately preceding the date of this Agreement.

4.       CLOSING

         A. Buyer understands that Seller's obligation to sell the Preferred Shares is conditioned upon delivery by Buyer to Seller of the purchase price set forth in Section 1 herein.

         B. Seller understands that Buyers obligation to purchase the Preferred Shares is conditioned upon delivery of certificate(s) representing the Preferred Shares as described herein, and provision of an opinion of counsel as provided in Subsection D (ii) herein below.

         C. For this transaction to close, Buyer must:

                  (i) Wire funds to the Seller, in the amount of US dollars ($2,000,000.00) no later than 72 hours after receipt by Seller of the Subscription Agreement executed by Buyer and Seller.

                  (ii) Deliver a signed Offshore Securities Subscription Agreement.

         D. For this transaction to close, Seller must:

                  (i)   Deliver to Buyer Certificate(s) for the Preferred
         Shares.

                  (ii) Deliver to the Buyer the Seller's Articles of Amendment set forth in Exhibit A hereto.

                  (iii) Deliver to the Buyer an opinion letter from Sellers counsel stating that (a) the Seller is duly incorporated and validly existing; (b) this Agreement, the issuance of


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         the Preferred Shares, and the issuance of the Common Stock upon conversion of the Preferred Shares up to the number of shares of common stock authorized in the Seller's Certificate of Incorporation, have been duly approved by all required corporate action, and that all such securities upon due issuance, shall be validly issued and outstanding, fully paid and nonassessable, and in each case, having the rights, preferences and privileges set forth in the Certificate of Incorporation; and (c) this Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability of any indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance and other equitable remedies;

                  (iv) Deliver to the Buyer a signed Offshore Securities Subscription Agreement which shall be signed after execution of such Subscription Agreement by Buyer; and

                  (v) Deliver to the Buyer executed warrants to purchase common stock of the Seller in the form attached hereto as Exhibit C.

         E. Stone Pine Investment Banking, LLC., shall serve as agent (the "Agent") in the transaction contemplated by this Agreement. Agent's fee is solely the responsibility of the Seller and Seller expressly agrees to pay Agent said fee as such is agreed upon between the Seller and the Agent. Neither the Seller nor the Agent has any recourse of any kind whatsoever against the Buyer for any monies owed the Agent by the Seller or for any monies paid by the Seller to the Agent. Seller expressly indemnifies Buyer against any monies owed the Agent.

5.       REGISTRATION OF CONVERSION SHARES

         In the event that the Securities and Exchange Commission terminates or modifies Regulation S from its present format, and such modifications apply to the present transaction(s), Buyer shall have the right on one occasion to require Seller to file a Registration Statement covering the Conversion Shares and keep such registration statement effective for up to one hundred eighty
(180) days. If such Registration Statement is not declared effective by the Securities and Exchange Commission within 90 days of the delivery of notice by the Buyer demanding registration of the Conversion Shares (the "Demand Notice"), the Seller shall pay to the Buyer a penalty equal to 2% of the Stated Value of the Preferred Shares on the 91st day after the delivery of the Demand Notice and on every 30th day thereafter until such time as the Registration Statement is declared effective.

6.       RIGHT OF FIRST OFFER

         Subject to the terms and conditions specified in this paragraph 6, until September 10, 1998 the Seller hereby grants to the Buyer a right of first offer with respect to future sales by the Seller of its Shares (as hereinafter defined). Each time the Seller proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Seller shall first make an offering of such Shares to the Buyer or in accordance with the following provisions:



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                  (a) The Seller shall deliver a notice pursuant to Section 10
         ("Notice") to the Buyer stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price for which it proposes to offer such Shares.

                  (b) Within five (5) calendar days after mailing of the Notice, the Buyer may elect to purchase, at the price and on the terms specified in the Notice, the Shares.

                  (c) The Seller may, during the 120-day period following the expiration of the period provided in subsection 6(b) hereof, offer any Shares which have not been subscribed for pursuant to subparagraph (b) hereof to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Seller does not consummate the proposed sale of the Shares within such period, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first re-offered to the Buyer in accordance herewith.

                  (d) The right of first offer in this paragraph 6 shall not be applicable (i) to the issuance or sale of up to 3,000,000 shares of Common Stock (or options therefor) (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) issued after the date hereof to employees, directors, or consultants for the primary purpose of soliciting or retaining their employment, (ii) to shares issued or issuable by the Seller in connection with any merger or reorganization transaction in which the Seller is the surviving company, or (iii) to or after consummation of the Seller's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended (or any equivalent successor form).

7.       CLOSING DATE

         The Preferred Share certificate shall be delivered to Buyer and the funds therefore shall be delivered to Seller on or before March 10, 1998 (the "Closing Date") or at such other time mutually agreed to by the parties.



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8.       GOVERNING LAW; INTERPRETATION

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado. Facsimile signatures of this Agreement shall be binding on all parties hereto. All terms used herein that are defined in Regulation S under the Securities Act shall have the meanings set forth therein.

9.       ENTIRE AGREEMENT; AMENDMENT

         This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

10.      NOTICES; ETC.

         Any notice, demand or request required or permitted to be given by either the Seller or the Buyer pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

11.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

12.      SEVERABILITY

         In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, enforceable or void, this Agreement shall continue in full force and effect without said provision, provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

13.      TITLES AND SUBTITLES

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.



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         IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above, as confirmed by signatory below. Facsimile signatures of this agreement shall be binding on all parties hereto.

                                     Official Signatory of Seller:


                                     CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                                     410 17th Street, Suite 400
                                     Denver, Colorado 80202


                                     By:
                                        ----------------------------------------
                                                   Donald R. Jackson
                                                Secretary, Treasurer and
                                                Chief Financial Officer

Official Signatory of Buyers:



---------------------------------
Number of Preferred Shares
Purchased Hereunder: